UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2004

i2 Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28030	75-2294945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One i2 Place

11701 Luna Road

Dallas, TX 75234

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Former name or former address, if changed since last report: Not Applicable

Item 5. Other Events

On June 9, 2004, i2 Technologies, Inc. (the “Company”) announced by press release (the “Press Release”) the settlement of Securities and Exchange Commission enforcement proceedings against the Company. The information contained in the Press Release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press Release dated June 9, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i2 Technologies, Inc.

Dated: June 15, 2004	By:	/s/ Katy Murray
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated June 9, 2004.